PROSPECTUS SUPPLEMENT March 15, 2000*
            AXP(SM) Innovations Fund (March 15, 2000) S-6395 A (3/00)

American Express Financial Advisors Inc. will solicit orders to purchase Class A shares of AXP Innovations Fund with no sales charge during an initial offering period from March 27, 2000 to April 18, 2000. This no sales charge offer is valid only for the first $50 million in orders received and accepted. The minimum purchase amount during the initial offering period is $10,000. As explained in the following paragraphs, orders received during the initial offering period will not be invested in Innovations Fund until the fund is opened to the public on April 19, 2000.

         Orders Received From March 27 through April 16, 2000. An order in proper form to purchase shares of Innovations Fund that is accompanied by payment and is received by the Fund from March 27 through April 16, 2000 will be treated as:

          o   an order to purchase shares of AXP Cash Management Fund and
          o an additional order to exchange shares of Cash Management Fund for shares of Innovations Fund as of April 19, 2000.

         The exchange from Cash Management Fund to Innovations Fund will be priced at the net asset value of Innovations Fund on April 19, 2000. The exchange order may be revoked in writing at any time before April 19, 2000.

         Orders Received on April 17 or April 18, 2000. An order in proper form to purchase shares of Innovations Fund that is accompanied by payment and is received by the Fund on April 17 or April 18 will be held and the money will be invested in Innovations Fund on April 19, 2000. Your money will not earn dividends or interest while it is held.

This no sales charge offer is valid only for new purchases and does not apply to exchanges from existing AXP fund accounts subject to a sales charge. Exchanges will be permitted from existing money market fund accounts provided that the money was not previously exchanged from a fund subject to a sales charge.

If your order is received after the $50 million limit has been reached, your money will be invested as described above and you will be charged a sales charge unless you revoke your order prior to April 19, 2000.

Shares of Innovations Fund will not be available to the public prior to April 19, 2000 except through this subscription offer.


S-6395-1 A (3/00)
*Destroy December 29, 2000.